Fees and Expenses - Wellington Shields All-Cap Fund	Sep. 04, 2026
Prospectus [Line Items]
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Expense Example [Heading]	Expense Example.
Expense Example Narrative [Text Block]	This Example is intended to help you compare the cost of investing in the All-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the All-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the All-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your cost would be: